Exhibit 99.1

Lenders Presentation August 7, 2013

Forward-Looking Statements * Certain matters discussed in this presentation, with the exception of historical matters, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, regarding our business strategy, future operations, financial condition, estimated revenues, projected costs, projected synergies, prospects, plans and objectives of management, as well as information concerning expected actions of third parties, are forward-looking statements. These statements are subject to a number of risks and uncertainties that could cause results to differ materially from those anticipated as of the date of this presentation. Important factors that could cause our actual results to differ materially from those expressed or implied herein include, without limitation: our ability to manage and otherwise comply with our covenants with respect to our significant outstanding indebtedness or maintain our credit ratings; changes and developments in external competitive market factors, such as introduction of new product features or technological developments; development of new competitors or competitive brands or competitive promotional activity or spending or industry consolidation; the cost and effect of unanticipated legal, tax or regulatory proceedings or new accounting policies, laws or regulations (including environmental, public health and consumer protection regulations); seasonality of our products and changes in consumer demand for the various types of products we offer resulting in the loss of, or a significant reduction in, sales to significant retail customers; our ability to develop and successfully introduce new products, protect our intellectual property and avoid infringing the intellectual property of third parties; public perception regarding the safety of our products, including the potential for environmental liabilities, product liability claims, litigation and other claims; unfavorable developments in the global credit markets; the impact of overall economic conditions, terrorist attacks, acts of war or other unrest in international markets on consumer spending; fluctuations in commodities prices, supply shortages, the costs or availability of raw materials or terms and conditions available from suppliers; changes in the general economic conditions in countries and regions where we do business, such as stock market prices, interest rates, currency exchange rates, inflation and consumer spending; our ability to successfully implement manufacturing, distribution and other cost efficiencies and to continue to benefit from our cost-cutting initiatives; the impact of expenses resulting from the implementation of new business strategies, divestitures or restructuring activities; our ability to integrate, and to realize synergies from, the combined businesses of Spectrum Brands, Inc., Russell Hobbs, Inc., and the Hardware & Home Improvement Group of Stanley Black & Decker; our ability to identify, develop and retain key employees; unfavorable weather conditions or climate change and various other risks and uncertainties, including those discussed herein and those set forth in our filings with the Securities and Exchange Commission (“SEC”). We also caution the reader that undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation. We undertake no duty or responsibility to update any of these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes. Additional factors that may affect future results and conditions are described in our filings with the SEC, which are available at the SEC’s web site at www.sec.gov or at Spectrum Brands’ website at www.spectrumbrands.com. The information contained in this presentation is summary information that is intended to be considered in the context of our SEC filings, and other public announcements that we may make, by press release or otherwise, from time to time. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured. You should not view our past performance, or information about the market, as indicative of our future results. Further, performance information respecting investment returns on portfolio transactions is not directly equivalent to returns on an investment in our common stock.

Management believes that certain non-GAAP financial measures may be useful in certain instances to provide additional meaningful comparisons between current results and results in prior operating periods. Excluding the impact of current exchange rate fluctuations may provide additional meaningful reflection of underlying business trends. In addition, within this presentation, including the tables that follow, reference is made to adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), free cash flow and adjusted gross profit. Adjusted EBITDA is a metric used by management and frequently used by the financial community which provides insight into an organization’s operating trends and facilitates comparisons between peer companies, because interest, taxes, depreciation and amortization can differ greatly between organizations as a result of differing capital structures and tax strategies. Adjusted EBITDA can also be a useful measure of a company’s ability to service debt and is one of the measures used for determining the Company’s debt covenant compliance. Adjusted EBITDA excludes certain items that are unusual in nature or not comparable from period to period. In addition, the Spectrum Brands’ management uses adjusted gross profit as one means of analyzing the Spectrum Brands’ current and future financial performance and identifying trends in its financial condition and results of operations. Management believes that adjusted gross profit is a useful measure for providing further insight into Spectrum Brands’ operating performance because it eliminates the effects of certain items that are not comparable from one period to the next. Also, management believes that free cash flow is useful to both management and investors in their analysis of Spectrum Brands’ ability to service and repay its debt and meet its working capital requirements. Free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by (used in) operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or discretionary uses. Spectrum Brands provides this information to investors to assist in comparisons of past, present and future operating results and to assist in highlighting the results of on-going operations. While Spectrum Brands’ management believes that non-GAAP measurements are useful supplemental information, such adjusted results are not intended to replace the Spectrum Brands’ GAAP financial results and should be read in conjunction with those GAAP results. All GAAP reconciliations are available at www.spectrumbrands.com Reconciliation of Non-GAAP Financial Measurements *

Today’s Agenda * Ali Mehdi Managing Director, Credit Suisse Dave Lumley Chief Executive Officer, Spectrum Brands Company Overview 2 Dave Lumley Chief Executive Officer, Spectrum Brands Key Credit Highlights 3 Tony Genito Chief Financial Officer, Spectrum Brands Recent Financial Performance and Full Year Outlook 4 Transaction Summary 1 Syndication Considerations 5 Joseph Kieffer Managing Director, Credit Suisse

1. Transaction Summary

Executive Summary Spectrum Brands Holdings (the “Company” or “NYSE: SPB”) is a global and diversified consumer products company with four primary divisions Global Batteries & Appliances (e.g. Rayovac, Varta, Remington and Black & Decker Home) Global Pet Supplies (e.g. Tetra, Nature’s Miracle and FURminator) Home and Garden (e.g. Spectracide, Repel and Hot Shot) Hardware & Home Improvement (e.g. Kwikset, Stanley and National Hardware) acquired December 2012 Spectrum Brands' products are sold by the world's top 25 retailers and are available in more than one million stores in approximately 140 countries The Company plans to raise $1,100 million of credit facilities consisting of: $700 million 4-year amortizing term loan $400 million 6-year term loan C Proceeds will be used to refinance the existing 9.5% senior secured notes The Company is committed to deleveraging $100 million in debt paydown year to date On schedule for additional $100 million paydown in Q4 FY2013 Pro forma for this financing the Company will have a secured leverage ratio of 2.9x and total leverage of 5.0x and increase its interest coverage ratio from 3.0x to 3.9x Transaction increases free cash flow by approximately $50 million Reduces the Company’s cost of debt from approximately 7% to approximately 5% *

Sources & Uses and Pro Forma Capitalization * Sources & Uses Pro Forma Capitalization (1) Spectrum Brand’s cash and cash equivalents include $47 million at Spectrum as of 7/28/13 and $44 million at HHI as of 6/30/13. (2) Includes Canadian tranche at par to USD. (3) Market capitalization based on share price of $61.29 on 8/6/13. (4) The pre-acquisition earnings of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results.

2. Company Overview

Spectrum Brands – Providing Quality and Value to Retailers and Consumers Worldwide PF YTD FY2013 net sales and adjusted EBITDA of $3,140 million and $492 million, respectively (1) Spectrum Brands Value Model drives success of strong, well-recognized and extendable brand names Top 3 global market positions in all product categories Global footprint with presence on 6 continents and products sold in approximately 140 countries Strong relationships with major retailers globally Experienced and proven management team Diverse Portfolio Across Attractive Categories PF YTD FY2013 Net Sales - $3,140 million (1) PF YTD FY2013 Adjusted EBITDA - $492 million (1)(2)(3) The “Spectrum Value Model” drives adjusted EBITDA growth (1) The pre-acquisition sales and earnings of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results. (2) Adjusted EBITDA includes $14 million of corporate / unallocated expenses. (3) Segment EBITDA percentage excludes corporate allocation. *

Focused Investment Invest in product performance, R&D and cost improvement Control Costs Cost reductions via shared services, global NPD and common platform products Product Performance Match or exceed competitor product performance Point of Sale Focus Win at point-of-sale, not through brand advertising Market Positioning Focus on #2 brands in markets with high barriers to entry Spectrum Value Model Value to Retailers Best retailer margin; category mgmt; merchandising Spectrum Value Model: “Same Performance, Less Price / Better Value” * The “Spectrum Value Model” differentiates Spectrum Brands and helps provide stability and sustainable earnings

Attractive Segment Profile and Diverse Portfolio of Unrivaled Brands * Spectrum Brands’ portfolio includes widely used, non-discretionary, replacement consumer brands Note: As of fiscal year to date June 30, 2013. Segment adjusted EBITDA excludes $14 million of corporate / unallocated expenses. (1) Hardware & Home Improvement was acquired by Spectrum Brands on December 17, 2012 (the first quarter of fiscal 2013). (2) The pre-acquisition sales and earnings of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results. Hardware & Home Improvement (1) PF YTD FY2013 Net Sales $768M; PF Adj. EBITDA $127M (2)

Global Batteries & Appliances (GBA) Segment *

Global Batteries & Appliances Segment (GBA)

- Operating results driven by Spectrum Value Model
  - Same quality/performance at a lower price
  - Global battery business is increasing its retailer presence
  - Battery industry is stable and expected to continue modest annual growth in cell units
  - Device population has stabilized and resumed modest growth
  - Leading global position in hearing aid batteries
  - Appliances business holds market-leading positions in 6 key categories
- Consumers are switching to value brands
  - Experiencing market share gains in many categories around the world
- Large customers gaining share of total market, helping propel share gains
  - Driving foot traffic into big-box retailers
  - Renewed focus on "one-stop shopping"
- Company is capitalizing on its platform with innovation and new product launches (e.g., women's hair care accessories, i-LIGHT Pro™, EvenToast toaster oven)
- Strong adjusted EBITDA performance despite soft economy, rising costs from Asian suppliers and volatile FX

Adjusted EBITDA Performance - GBA



($ in millions)
$165
$185
$275
$75
$200
$296
$84
$212
$307
$308
$231
$226
FY '07
FY '08
FY '09
FY '10
FY '11
FY '12
YTD FY '12
YTD FY '13
Spectrum Brands
Russell Hobbs

Global Battery Market: Revenue by Battery Type (World), 2010 -2016



10000
9000
8000
7000
6000
5000
4000
3000
2000
1000
0
Revenues ($ Million)
2009 2010 2011 2012 2013 2014 2015 2016
Year
Primary Lithium
Alkaline
Carbon Zinc

Source: Frost & Sullivan Analysis

Spectrum Brands

13

Global Pet Supplies Segment *

Another record year expected in FY13 Attractive industry trends (e.g., increasing pet ownership / spending per pet, low seasonality) North American aquatics business showing continued improvement / positive POS Strong new product pipeline in FY13 in both aquatics and companion animals $10-$15 million of cost-cutting opportunities achieved in FY11- FY12 Record continuous improvement savings expected in FY13 to offset cost increases Seeking acquisitive, “tuck-in” growth opportunities in companion animals (e.g., FURminator) Global Pet Supplies Segment Sole Player with Global Platform and Presence * FY12 net sales: $616 million Adjusted EBITDA Performance Net Sales by Category Net Sales by Geography ($ in millions)

* Home and Garden Segment (United Industries) Industry-Leading Value Brands

Committed to value model of providing same performance at less price Aiming for another record year in FY13 Strong financial results Attractive margins Low CapEx requirements Attractive industry trends Outdoor living explosion Strong underlying demographic patterns Unique competitive environment Few large competitors High entrance barriers Solid retail relationships Retail sales team Customer-focused platform sales teams Strong operations platform Innovative R&D Low-cost product provider Drivers of Success Home and Garden Segment Delivering Robust Growth * Adjusted EBITDA Performance (1) Home and Garden (1) Adj. EBITDA excludes impact of Growing Products division (shut down in Q2 FY09). ($ in millions)

Hardware & Home Improvement Segment (HHI) *

HHI Overview

Business Description

- HHI is a leading provider of residential locksets, builders' hardware, and faucets
  - #1 U.S. lockset and #1 Canadian lockset, #1 U.S. luxury hardware, #1 U.S. builders' hardware, # 4 U.S. faucets
  - Largest global tubular lock manufacturer (~50 million units/year)
- Diversified product portfolio with well-recognized brands, characterized by outstanding new product innovation and execution
- Large installed base - about 900 million locks/66 million households
- Long-standing and highly collaborative relationships with customers across all channels
- Acquired, on April 8, certain residential assets of Tong Lung, a Taiwan-based private label lock manufacturer and historically a key supplier to HHI

Product Overview

Residential Locksets

Builders' Hardware

Faucets



Sales YTD (1)

($ in millions)


$717
$768
YTD FY '12
YTD FY '13

Adj. EBITDA YTD (1)

($ in millions)


$130
$127
YTD FY '12
YTD FY '13

(1) The pre-acquisition sales and earnings of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results.

Spectrum Brands 19

3. Key Credit Highlights

Key Credit Highlights * Leading Market Share and Competitive Brands Experienced and Proven Management Team Successful Track Record of Deleveraging Following Acquisitions Strong Financial Performance Despite a Challenged Consumer Robust Business with Solid Cash Flow Generation Drive Free Cash Flow Through Synergistic Bolt-on Acquisitions

Category Select Key Brands Market Position Consumer Batteries #3 (North America) #2 (Europe) #1 (Latin America) Electric shaving and grooming #2 (North America, UK, Australia) #2 / #3 (Continental Europe) Electrical personal care products #1 (Australia) #2 (Europe) #3 (North America) Portable lighting #2 (North America, Europe, Latin America) Kitchen & home products #2 (U.S. kitchen products) #1 (U.S. hand-held irons) #1 (UK kitchen/home products) Pet supplies #2 (Global pet supplies) #1 (Global aquatics) Home & garden control products #2 (U.S.) Residential locksets #1 (U.S. locksets) #1 (Canada locksets) #1 (U.S. luxury locksets) Builders’ hardware #1 (U.S. builders’ hardware) #2(Mexico hardware) Faucets #4 / #3 in U.S. retail channel Leading Market Share and Competitive Brands * Note: All market size and market position information is per Company estimates and industry data as of FY 2012.

* Drive Free Cash Flow Through Synergistic Bolt-on Acquisitions Spectrum Brands continually evaluates synergistic, bolt-on acquisitions to expand its product line, extend market penetration and grow its geographic footprint Key acquisition priorities Global Pet Supplies Home and Garden Large and rich list of targets identified for bolt-on acquisitions Primary focus in Companion Animal (e.g., FURminator®) Potential acquisition categories include dog and cat treats, dog and cat healthcare, wild bird, dog and cat nutrition, reptile, and pet training and containment Seek targets that offer manufacturing and/or distribution synergies Fragmented industry is ripe for consolidation Targets focused on small to medium-sized CPG companies in the H&G and cleaning categories Seek targets that offer product strategic fit and/or manufacturing and distribution synergies (e.g., Black Flag®/TAT® brand assets) Complementary brands and categories Evaluating liquid and aerosol fill opportunities

Strong Financial Performance Despite a Challenged Consumer

- Quarter-over-quarter net sales and adjusted EBITDA growth with few exceptions since FY2009
- Personal Care, Home and Garden and Pet Supplies have lead the adjusted EBITDA improvements
- Drivers of solid financialperformance include:
  - Resilient demand for Spectrum Brands products across categories with "superior value" brand positioning
  - Increased distribution/market share in key product segments worldwide
  - Emphasis on continuous improvement , global new product development, efficient operating culture, and strong expense controls
  - Cost-saving initiatives at Spectrum Brands, Russell Hobbs and Global Pet from SKU/ brand rationalization and plant/distribution center consolidations
  - Leveraging infrastructure to lower production expense through facility closures/SAP
  - Focus on non-discretionary, non-premium priced, consumer replacement products
- CapEx focus on product development/cost reductions

Net Sales Performance



($ in millions)
Pro Forma
Legacy
$2,333
$2,427
$3,006
$3,111
$3,187
$3,252
$4,229
$3,137
$3,140
FY '07
FY '08
FY '09 (1)
FY '10 (1)
FY '11
FY '12
PF LTM Jun 13 (2)
PF YTD FY '12 (2)
PF YTD FY '13 (2)

Adjusted EBITDA / Margin Performance



($ in millions)
Pro Forma
Legacy
11.7%
12.2%
13.0%
13.9%
14.3%
14.9%
15.9%
15.6%
15.7%
$272
$297
$391
$432
$457
$485
$671
$490
$492
FY '07
FY '08
FY '09 (1)
FY '10 (1)
FY '11
FY '12
PF LTM Jun 13 (2)
PF YTD FY '12 (2)
PF YTD FY '13 (2)

Spectrum Brands has generated robust sales and adjusted EBITDA growth, both organically and by acquisitions

(1) Reflects pro forma as if Russell Hobbs merger completed at beginning of respective period.
(2) The pre-acquisition sales and earnings of HHI do not include the TLM Taiwan business as standalone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results.

Spectrum Brands

24

Spectrum Brands’ strong FCF & commitment to reduce debt have provided enhanced the equity cushion Track record of using strong free cash flow generation to reduce debt Proven integrator – successfully integrated Russell Hobbs, exceeding synergy goals, as well as more recent add-ons FURminator®, Black Flag®/TAT®, and Tong Lung Significant NOLs and limited CapEx requirements enhance free cash flow profile $480 million of Term Loan debt payments since beginning of FY2011, helping to reduce interest expense Opportunistic approach to debt refinancing to ensure lowest possible rates on all debt tranches Strong free cash flow will enable Spectrum Brands to deleverage balance sheet toward long-term total leverage ratio target of approximately 2.5x - 3.5x by calendar year-end 2014 Successful Track Record of Deleveraging Following Acquisitions *

Robust Business with Solid Cash Flow Generation * For fiscal 2013 management expects free cash flow, net of HHI acquisition costs, of approximately $240 million FY13E CapEx of approximately $70-$80 million – predominantly for cost reduction and new product development Normal annual run rate of cash taxes, including HHI for a full year, is expected to be $60-$70 million Debt reduction of approximately $100 million expected in remainder FY13, on the heels of $100 million of debt payment in July 2013 Adjusted EBITDA less capital expenditures (1) ($ in millions) Pro Forma Legacy (1) The pre-acquisition earnings and capital expenditures of HHI do not include the TLM Taiwan business as stand alone financial data is not available for the periods presented. The TLM Taiwan business is not deemed material to the Company's operating results. (2) Capital expenditures is pro forma based on management estimate. (2)

Experienced and Proven Management Team

Spectrum Brands Management

Name / Position	Years with Company	Background
David R. Lumley CEO & President	7	▪ CEO since April 2010 ▪ Served as Co-COO and President, Global Batteries, Personal Care and Home and Garden segments since January 2007 ▪ Previously served as President, North America since January 2006 ▪ Previously was President, Rubbermaid Home Products North America
Anthony L. Genito Executive Vice President & Chief Financial Officer	8	▪ Joined Company in June 2004 and has held current position since June 2007 ▪ Previously spent 12 years with Schering Plough in various financial management positions including CFO of International Pharmaceuticals and Global Supply Chain divisions and Corporate Assistant Controller ▪ Prior to joining Schering Plough spent 12 years with Deloitte & Touche in the Accounting and Audit function
Terry L. Polistina President, Global Appliances	12	▪ Has led Global Appliances since 2011 ▪ President and CEO of Russell Hobbs from December 2007 until merger with Spectrum in 2010 ▪ Previously spent 18 years with Applica in various management positions, including COO from May 2006 to December 2007 and CFO from January 2001 to December 2007
Greg Gluchowski President, Hardware & Home Improvement	10	▪ President of HHI since January 2010 ▪ Previously led Black & Decker's Global Operations for six years ▪ Led the early integration of the HHI division into the newly formed Stanley Black & Decker Corporation in 2010 ▪ Prior to joining Black & Decker in 2002 he served as Sr. Vice President Customer Satisfaction, Vice President Global Operations, Vice President of Manufacturing for a division of Phelps Dodge Corporation
Nathan E. Fagre Senior Vice President General Counsel & Secretary	2	▪ Vice President, General Counsel and Secretary since January 2011 ▪ Promoted to Senior Vice President, General Counsel and Secretary in May 2012 ▪ Previously served as Senior Vice President, General Counsel and Secretary for ValueVision Media, Inc. from May 2000 until January 2011 ▪ Prior to joining ValueVision he served as Senior Vice President, General Counsel and Secretary for the exploration and production division of Occidental Petroleum Corporation from May 1995 until April 2000 ▪ Before joining Occidental Petroleum Corporation, in private law practice with Sullivan & Cromwell, LLP and Gibson, Dunn & Crutcher, LLP

Spectrum Brands 27

4. Recent Financial and Full Year Outlook

Spectrum Brands FY13 Q3 Review * Q3 net sales increased 32% and adjusted EBITDA improved 42% on a reported basis Including HHI on a pro forma basis, Q3 net sales grew 1% and adjusted EBITDA was up 2%, and 3% on constant currency basis with solid margin of 17.3% 11th consecutive quarter of year-over-year adjusted EBITDA growth for legacy business, up 2.3% and 3.9% on a constant currency basis; Q3 adjusted EBITDA margin of 16.8% was record quarterly level Focused spending, strong control of variable costs, higher global cost savings, and growth in Europe helped offset negative foreign exchange impacts and challenging macro-economic conditions HHI posted impressive Q3 results, with adjusted EBITDA margin nearly 19%, even with higher investment spending, and sales up 13% Record quarterly adjusted EBITDA performance with higher margins achieved even with major investments in Remington consumables, battery performance/production, e-commerce, and new product development/increased marketing for key HHI products to drive future growth

FY13 Q3 Division Performance

Global Batteries

- Global batteries delivering adjusted EBITDA growth in very aggressive market
  - Strong EBITDA producing, cash flow generator with steady performance
- European growth continued in Q3 from expansion into new channels
- Rayovac® North American market share increased with double-digit unit growth in large, important non-Nielsen measured channel
- "Same or better performance/less price" value proposition is winning


2 HOUR POWER


¡Es la Pila!
+130% MORE POWER
LONGER
10X
LASTS AS LONG
RAYOVAC
VARTA
HIGH ENERGY

Remington (Personal Care)

- Q3 net sales essentially unchanged
  - Significantly higher sales in Europe nearly offset declines in North and South America
    - Major retailer's one-time shaving/grooming shelf space reduction
  - Personal care gains achieved at another major retailer
- Gaining North American market share in 4 of 6 categories
- Remington global net sales may still increase in FY13 despite shelf space reduction in shaving/grooming



Small Appliances (Russell Hobbs)

- Sales growth continued in Q3 in Europe and Latin America, overcoming major unfavorable FX impact from several currencies
- Half of legacy Spectrum Brands' sales shortfall in Q3 due simply to planned, continuing exit of another $10 million of low/no-margin N. American promotions
  - Q3 North America small appliances gross margin up nearly 350 basis points
- Most new products launching this year since business was acquired in 2010
- FY13 cost savings are tracking twice the rate of FY12



Spectrum Brands 30

FY13 Q3 Division Performance (continued)

Home and Garden (United Industries)

- U.S. weather in April/early May very challenging, pushing sales into July
  - Coldest spring in U.S. weather history after 2nd warmest on record last year
- Q3 sales decline of 6% compared to near record third quarter level last year
  - Net share gains against competition achieved
- Better-than-expected profitability driven by aggressive expense management
- Q3 adjusted EBITDA margin increased to 29.4% vs. last year record of 28.5%
- Home and Garden tracking to finish strong in Q4
  - July sales, largely higher-margin repellents, increased double-digit
  - Strong bug/mosquito season favorable for repellent sales
- Early optimism about distribution gains and increased promotional support in FY14


TRIAZICIDE
INSECT KILLER
FOR LAWNS
HOT SHOT
Bedbug
BLACK FLAG
ANT & ROACH

Global Pet Supplies (United Pet Group)

- FY13 expected to be record year
  - Adjusted EBITDA will have grown every quarter in FY13; 9% increase through 9 months
- Drivers of improved performance include:
  - Growth of high-margin FURminator product line globally
  - Geographic growth in companion animals
  - Resumption of growth in North American aquatics
  - E-commerce increases
- Full slate of new products launching globally - North America, Europe and Japan


DINGO
TetraMin

Hardware & Home Improvement (HHI)

- HHI delivered strong Q3 results, following solid Q2
  - Sales grew 13% primarily from strength in U.S. residential security and faucets
  - Adjusted EBITDA margin approached 19%
- HHI on track to deliver an even stronger second half of calendar 2013, especially the December-end quarter
- Gaining market share and benefiting from U.S. housing recovery
- Launching innovative products like Kwikset Kevo Bluetooth door lock
- Integration is ahead of schedule



SMARTKEY
RE-KEY TECHNOLOGY

Spectrum Brands

31

FY13 Q4 Outlook * Q4 should be record finish to FY13, with momentum carrying into higher FY14 results Higher sales and adjusted EBITDA expected in Q4 from legacy business and total company, including HHI, versus comparable prior year period Legacy business sales should grow up to 2% with adjusted EBITDA improving as much as 3%, providing 12th consecutive quarter of year-over-year adjusted EBITDA growth HHI sales growth could reach 10% along with adjusted EBITDA increase Almost every division expected to have Q4 top-line growth versus last year Improved performance expected to be driven by: Optimism about value-branded sales in back-to-school season time frame Higher store traffic following lackluster June quarter, coupled with early retailer promotions and holiday sets New product launches and expanded retailer distribution Continued geographic growth – Western and Eastern Europe, Latin America Growth is coming even with heavy investments in new products Many new products are now launching, for example: 2-Hour and 7-Hour Power for Rayovac and VARTA globally U.S.-made chicken jerky for Pet Kwikset Kevo Bluetooth door lock for HHI George Foreman grills, Black and Decker toaster ovens, Remington shavers for appliances Retailer shelf space gains in all divisions, especially appliances and Pet, with strong bug season for Home and Garden as July monthly results showed Geographic growth in Europe and Latin America for Pet, appliances and batteries Commodity costs relatively flat Strong expense and variable cost controls and higher global operational savings should help offset any negative FX impacts

*

5. Syndication Considerations

Indicative Terms *

Transaction Timeline * Federal holidays Key dates

Questions

Appendix

* Summary Consolidated Financial Information (1) Combined twelve months ended 09/30/2009 refers to the sum of the predecessor period of 10/01/2008 to 08/30/2009 and the successor period of 08/30/2009 to 09/30/2009. (2) Balance sheet dates prior to the Merger with Russell Hobbs on 6/16/2010 have not been restated to reflect the combined company. (3) Calculated as total gross debt /adjusted EBITDA. Gross debt is stated prior to OID and other discounts.

* Supplemental Financial Information (1) Combined 12 months ended 09/30/2009 refers to the sum of the predecessor period of 10/01/2008 to 08/30/2009 and the successor period of 08/30/2009 to 09/30/2009. (2) Reflects Russell Hobbs net sales as if the merger was consummated 10/01/2008.

* Reconciliation of Adjusted EBITDA (1) Combined 12 months ended 09/30/2009 refers to the sum of the predecessor period of 10/01/2008 to 08/30/2009 and the successor period of 08/30/2009 to 09/30/2009. (2) During FY 2011, we recorded accelerated amortization of unamortized discounts and unamortized debt issuance costs totaling $61.4 million as an adjustment to increase interest expense. (3) Excludes amortization of debt issuance costs. (4) Reflects pro forma earnings of Russell Hobbs as if the Merger was consummated on October 1, 2008. (5) Adjustment reflects expiring taxes and related estimated penalties, associated with our provision for presumed credits applied to the Brazilian excise tax on manufactured products, for which the examination period expired. (6) Adjustment reflects accelerated amortization and/or depreciation associated with restructuring initiatives. As this amount is included within restructuring and related charges, the adjustment negates the impact of reflecting the add back of depreciation and/or amortization twice.

* Reconciliation of Adjusted EBITDA by Segment (1) It is our policy to record income tax expense and interest expense on a consolidated basis. Accordingly, such amounts are not reflected in the operating results of the operating segments. (2) Excludes amortization of debt issuance costs.

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